GBSF Fund Limited

(the "Company")

unanimous WRITTEN RESOLUTIONS OF THE DIRECTORs OF THE COMPANY

Power of Attorney

It is noted that the Company proposes to appoint, pursuant to a Power of Attorney (the "Power of Attorney") in the form provided to the directors of the Company (the "Directors"), JoAnn M. Strasser, Donald S. Mendelsohn and Michael V. Wible, each an "Attorney" and together, the "Attorneys", jointly and each of them severally to be the Company's attorney or attorneys and in the Company's name and on behalf of the Company to execute and file any amendment or amendments to the registration statement of the Advisors Preferred Trust, a statutory trust organised under the laws of the State of Delaware, and to perform all and every act and thing whatsoever necessary.

It is further noted that each of the Directors will also be granting powers of attorney to each of the Attorneys on similar terms as the Power of Attorney.

A final draft of the Power of Attorney has been reviewed by the Directors.

It is noted that it is in the Company's commercial interests that the Company should approve the Power of Attorney and the actions contemplated by the Power of Attorney including the appointment of JoAnn M. Strasser, Donald S. Mendelsohn and Michael V. Wible as Attorneys, for the Company pursuant to the terms of the Power of Attorney (collectively the "Actions").

Accordingly, it is resolved that:

it is in the Company's commercial interests that the Company should approve and, as the case may be, enter into the Power of Attorney and approve the Actions contemplated therein;

the form and terms of the Power of Attorney and the Actions contemplated therein are approved;

the appointment of JoAnn M. Strasser, Donald S. Mendelsohn and Michael V. Wible as Attorneys for and on behalf of the Company to do all or any of the matters or things referred to in the Power of Attorney is approved;

the Power of Attorney be executed as a deed and be either (a) sealed by the affixing thereto of the common seal of the Company, and witnessed as required by the articles of association of the Company, or (b) executed as a deed by any Director on behalf of the Company;

the Power of Attorney be valid, conclusive, binding on and enforceable against the Company when executed and delivered in the manner aforesaid; and

any actions taken prior to the execution of these written resolutions which would otherwise have been authorised by these written resolutions are hereby confirmed, approved, authorised, ratified and adopted in all respects as the valid actions of the Company.

/s/ Felix Rivera	/s/ Charles Ranson	/s/ Janet Ailstock
Felix Rivera, Director May 12, 2016	Charles Ranson, Director May 12, 2016	Janet Ailstock, Director May 12, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GBSF FUND LIMITED, is an Exempted Company incorporated in the Cayman Islands with Limited Liability (hereinafter referred to as the "Fund") and ADVISORS PREFERRED TRUST, is a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), and the Trust periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, which may include reference to the Fund and its Directors;

NOW, THEREFORE, by this DEED, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Fund, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184169, 811-22756) with respect to the Fund hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Fund has caused its name to be subscribed hereto by the Director named below, this 12th day of May, 2016.

GBSF FUND LIMITED

By: /s/ Felix Rivera, Director

DISTRICT OF COLUMBIA	)	ss:

I, a Notary Public, within and for the District of Columbia, do hereby certify that the foregoing Power of Attorney was this day produced to me in the District of Columbia by Felix Rivera in his capacity as a Director of GBSF Fund Limited and was executed and acknowledged by Felix Rivera to be his free act and voluntary deed. SUBSCRIBED AND SWORN TO before me this 12th day of May 2016.

WITNESS my hand and official seal this 12th day of May, 2016.

/s/ Sylena L. Slaughter

Notary Public, District of Columbia

[seal]

My commission expires: 4-14-17

GBSP Fund Limited

(the "Company")

unanimous WRITTEN RESOLUTIONS OF THE DIRECTORs OF THE COMPANY

Power of Attorney

It is noted that the Company proposes to appoint, pursuant to a Power of Attorney (the "Power of Attorney") in the form provided to the directors of the Company (the "Directors"), JoAnn M. Strasser, Donald S. Mendelsohn and Michael V. Wible, each an "Attorney" and together, the "Attorneys", jointly and each of them severally to be the Company's attorney or attorneys and in the Company's name and on behalf of the Company to execute and file any amendment or amendments to the registration statement of the Advisors Preferred Trust, a statutory trust organised under the laws of the State of Delaware, and to perform all and every act and thing whatsoever necessary.

It is further noted that each of the Directors will also be granting powers of attorney to each of the Attorneys on similar terms as the Power of Attorney.

A final draft of the Power of Attorney has been reviewed by the Directors.

It is noted that it is in the Company's commercial interests that the Company should approve the Power of Attorney and the actions contemplated by the Power of Attorney including the appointment of JoAnn M. Strasser, Donald S. Mendelsohn and Michael V. Wible as Attorneys, for the Company pursuant to the terms of the Power of Attorney (collectively the "Actions").

Accordingly, it is resolved that:

it is in the Company's commercial interests that the Company should approve and, as the case may be, enter into the Power of Attorney and approve the Actions contemplated therein;

the form and terms of the Power of Attorney and the Actions contemplated therein are approved;

the appointment of JoAnn M. Strasser, Donald S. Mendelsohn and Michael V. Wible as Attorneys for and on behalf of the Company to do all or any of the matters or things referred to in the Power of Attorney is approved;

the Power of Attorney be executed as a deed and be either (a) sealed by the affixing thereto of the common seal of the Company, and witnessed as required by the articles of association of the Company, or (b) executed as a deed by any Director on behalf of the Company;

the Power of Attorney be valid, conclusive, binding on and enforceable against the Company when executed and delivered in the manner aforesaid; and

any actions taken prior to the execution of these written resolutions which would otherwise have been authorised by these written resolutions are hereby confirmed, approved, authorised, ratified and adopted in all respects as the valid actions of the Company.

/s/ Felix Rivera	/s/ Charles Ranson	/s/ Janet Ailstock
Felix Rivera, Director May 12, 2016	Charles Ranson, Director May 12, 2016	Janet Ailstock, Director May 12, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GBSP FUND LIMITED, is an Exempted Company incorporated in the Cayman Islands with Limited Liability (hereinafter referred to as the "Fund") and ADVISORS PREFERRED TRUST, is a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), and the Trust periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, which may include reference to the Fund and its Directors;

NOW, THEREFORE, by this DEED, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Fund, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184169, 811-22756) with respect to the Fund hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Fund has caused its name to be subscribed hereto by the Director named below, this 12th day of May, 2016.

GBSF FUND LIMITED

By: /s/ Felix Rivera, Director

DISTRICT OF COLUMBIA	)	ss:

I, a Notary Public, within and for the District of Columbia, do hereby certify that the foregoing Power of Attorney was this day produced to me in the District of Columbia by Felix Rivera in his capacity as a Director of GBSP Fund Limited and was executed and acknowledged by Felix Rivera to be his free act and voluntary deed. SUBSCRIBED AND SWORN TO before me this 12th day of May 2016.

WITNESS my hand and official seal this 12th day of May, 2016.

/s/ Sylena L. Slaughter

Notary Public, District of Columbia

[seal]

My commission expires: 4-14-17

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GBSF FUND LIMITED, is an Exempted Company incorporated in the Cayman Islands with Limited Liability (hereinafter referred to as the "Fund") and ADVISORS PREFERRED TRUST, is a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), and the Trust periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, which may include reference to the Fund and its Directors;

WHEREAS, the undersigned is a Director of the Fund;

NOW, THEREFORE, the undersigned Director hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his capacity as Director of GBSF Fund Limited, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184169, 811-22756) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 2016.

/s/ Felix Rivera
Director

DISTRICT OF COLUMBIA	)	ss:

I, a Notary Public, within and for the District of Columbia, do hereby certify that the foregoing Power of Attorney was this day produced to me in the District of Columbia by Felix Rivera and was executed and acknowledged by Felix Rivera to be his free act and voluntary deed. SUBSCRIBED AND SWORN TO before me this 12th day of May 2016.

WITNESS my hand and official seal this 12th day of May, 2016.

/s/ Sylena L. Slaughter

Notary Public, District of Columbia

[seal]

My commission expires: 4-14-17

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GBSF FUND LIMITED, is an Exempted Company incorporated in the Cayman Islands with Limited Liability (hereinafter referred to as the "Fund") and ADVISORS PREFERRED TRUST, is a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), and the Trust periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, which may include reference to the Fund and its Directors;

WHEREAS, the undersigned is a Director of the Fund;

NOW, THEREFORE, the undersigned Director hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his capacity as Director of GBSF Fund Limited, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184169, 811-22756) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 2016.

/s/ Charles Ranson
Director

DISTRICT OF COLUMBIA	)	ss:

I, a Notary Public, within and for the District of Columbia, do hereby certify that the foregoing Power of Attorney was this day produced to me in the District of Columbia by Charles Ranson and was executed and acknowledged by Charles Ranson to be his free act and voluntary deed. SUBSCRIBED AND SWORN TO before me this 12th day of May 2016.

WITNESS my hand and official seal this 12th day of May, 2016.

/s/ Sylena L. Slaughter

Notary Public, District of Columbia

[seal]

My commission expires: 4-14-17

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GBSF FUND LIMITED, is an Exempted Company incorporated in the Cayman Islands with Limited Liability (hereinafter referred to as the "Fund") and ADVISORS PREFERRED TRUST, is a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), and the Trust periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, which may include reference to the Fund and its Directors;

WHEREAS, the undersigned is a Director of the Fund;

NOW, THEREFORE, the undersigned Director hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for her and in her name, place and stead, and in her capacity as Director of GBSF Fund Limited, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184169, 811-22756) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 12th day of May, 2016.

/s/ Janet Ailstock
Director

DISTRICT OF COLUMBIA	)	ss:

I, a Notary Public, within and for the District of Columbia, do hereby certify that the foregoing Power of Attorney was this day produced to me in the District of Columbia by Janet Ailstock and was executed and acknowledged by Janet Ailstock to be her free act and voluntary deed. SUBSCRIBED AND SWORN TO before me this 12th day of May 2016.

WITNESS my hand and official seal this 12th day of May, 2016.

/s/ Sylena L. Slaughter

Notary Public, District of Columbia

[seal]

My commission expires: 4-14-17

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GBSP FUND LIMITED, is an Exempted Company incorporated in the Cayman Islands with Limited Liability (hereinafter referred to as the "Fund") and ADVISORS PREFERRED TRUST, is a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), and the Trust periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, which may include reference to the Fund and its Directors;

WHEREAS, the undersigned is a Director of the Fund;

NOW, THEREFORE, the undersigned Director hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his capacity as Director of GBSP Fund Limited, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184169, 811-22756) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 2016.

/s/ Felix Rivera
Director

DISTRICT OF COLUMBIA	)	ss:

I, a Notary Public, within and for the District of Columbia, do hereby certify that the foregoing Power of Attorney was this day produced to me in the District of Columbia by Felix Rivera and was executed and acknowledged by Felix Rivera to be his free act and voluntary deed. SUBSCRIBED AND SWORN TO before me this 12th day of May 2016.

WITNESS my hand and official seal this 12th day of May, 2016.

/s/ Sylena L. Slaughter

Notary Public, District of Columbia

[seal]

My commission expires: 4-14-17

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GBSP FUND LIMITED, is an Exempted Company incorporated in the Cayman Islands with Limited Liability (hereinafter referred to as the "Fund") and ADVISORS PREFERRED TRUST, is a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), and the Trust periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, which may include reference to the Fund and its Directors;

WHEREAS, the undersigned is a Director of the Fund;

NOW, THEREFORE, the undersigned Director hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his capacity as Director of GBSP Fund Limited, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184169, 811-22756) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 2016.

/s/ Charles Ranson
Director

DISTRICT OF COLUMBIA	)	ss:

I, a Notary Public, within and for the District of Columbia, do hereby certify that the foregoing Power of Attorney was this day produced to me in the District of Columbia by Charles Ranson and was executed and acknowledged by Charles Ranson to be his free act and voluntary deed. SUBSCRIBED AND SWORN TO before me this 12th day of May 2016.

WITNESS my hand and official seal this 12th day of May, 2016.

/s/ Sylena L. Slaughter

Notary Public, District of Columbia

[seal]

My commission expires: 4-14-17

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GBSP FUND LIMITED, is an Exempted Company incorporated in the Cayman Islands with Limited Liability (hereinafter referred to as the "Fund") and ADVISORS PREFERRED TRUST, is a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), and the Trust periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, which may include reference to the Fund and its Directors;

WHEREAS, the undersigned is a Director of the Fund;

NOW, THEREFORE, the undersigned Director hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for her and in her name, place and stead, and in her capacity as Director of GBSP Fund Limited, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184169, 811-22756) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 12th day of May, 2016.

/s/ Janet Ailstock
Director

DISTRICT OF COLUMBIA	)	ss:

I, a Notary Public, within and for the District of Columbia, do hereby certify that the foregoing Power of Attorney was this day produced to me in the District of Columbia by Janet Ailstock and was executed and acknowledged by Janet Ailstock to be her free act and voluntary deed. SUBSCRIBED AND SWORN TO before me this 12th day of May 2016.

WITNESS my hand and official seal this 12th day of May, 2016.

/s/ Sylena L. Slaughter

Notary Public, District of Columbia

[seal]

My commission expires: 4-14-17